Revenue	6 Months Ended
Jun. 30, 2021
Revenue
Revenue

11.Revenue

For the six months ended June 30, 2021, the majority of the revenue was generated under the collaboration agreements signed with Zai Lab and Janssen. These agreements comprise elements of upfront payments, milestone payments based on development criteria and research and development service fees.

	Six Months Ended
	June 30,
(in thousands of $)	2021	2020
Upfront payments	$444,303	$20,592
Zai Lab	151,903	-
Janssen	292,278	20,264
AbbVie	121	291
Other	—	37
Milestone payments	24,181	2,020
Janssen	22,865	1,585
AbbVie	102	417
Other	1,214	18
Research and development service fees	1,914	2,071
Janssen	1,892	1,994
Other	22	77
Total revenue	$470,398	$24,683

Below is a summary of the key changes to our collaborations:

Zai Lab

On January 6, 2021, argenx and Zai Lab announced the License agreement for the development and commercialization of efgartigimod in Greater China, granting Zai Lab the exclusive rights to develop and commercialize efgartigimod in Greater China.

Under the terms of the agreement, the Company may receive up to $175 million in collaboration payments, comprised of a $75 million upfront payment in the form of 568,182 newly issued Zai Lab shares calculated at a price of $132 per share, $75 million as guaranteed non-creditable, non-refundable payment, received in the first six months ended June 30, 2021, and an additional $25 million milestone payment upon approval of efgartigimod in the U.S. The Company is also eligible to receive tiered royalties (mid-teen to low twenties on a percentage basis) based on annual net sales of efgartigimod in Greater China.

With regard to this collaboration with Zai Lab:

●	The Company concluded there are two performance obligations under IFRS 15, being the transfer of a license and the at arms-length supply of clinical and commercial product. The Company concluded that these performance obligations are distinct in the context of the contract.
●	The Company concluded that the Subscription Shares granted by Zai Lab, as included in the Share Issuance Agreement, entered into on January 6, 2021, was obtained because of the existing obligations under the terms of the Collaboration and License Agreement, and is therefore to be considered to be part of the overall consideration received.
●	The transaction price of these two agreements is currently composed of a fixed part, that being an upfront payment of $75 million in the form of newly issued Zai Lab shares, and a $75 million guaranteed, non-creditable, non-refundable payment and a contingent part, being the $25 million milestone upon approval of efgartigimod in the U.S. and the consideration received in return for the supply of clinical and commercial product. Milestone payments are only included in the transaction price to the extent it is highly probable that a significant reversal in the amount of cumulative revenue recognition will not occur when the uncertainty associated with the contingent consideration is subsequently resolved. We estimate the amount to be included in the transaction price upon achievement of the milestone event or the supply of clinical and commercial product. Sales-based milestones and sales-based royalties are a part of the Company’s arrangements but are not yet included in its revenue.
●	The fixed part of the transaction price, as well as the $25 million milestone upon approval of efgartigimod in the U.S. has been allocated to the transfer of a license performance obligation.
●	The Company concludes that the license as of the effective date of the contract has standalone value. As such, the Company concluded that the promise in granting the license to Zai is to provide a right to use the entity’s intellectual property as it exists at the point in time at which the license is granted and therefore, revenue accrued has been recognised at a point in time. This conclusion was reached, taking into account following aspects:
o	there are no material restrictions included in the contract which would prevent Zai Lab to direct the use of, and obtain substantially all of the remaining benefits, within the Territory and considering the sales-based royalties which become due to the Company upon successful commercialisation
o	the current phase of efgartigimod, successfully completed the Phase III trials.

Janssen

On June 4, 2021, the Company received a termination notification from Cilag GmbH International, an affiliate of Janssen, which results in the termination of the Collaboration Agreement to jointly develop and commercialize cusatuzumab. As a result the Company regains the worldwide rights to its anti-CD70 antibody cusatuzumab.

Under the terms of the agreement, Janssen committed to an upfront payment of $500 million consisting of a license payment of $300 million and a $200 million equity investment in the Company by subscribing to 1,766,899 new shares at a price of €100.02 per share, including an issuance premium. In December 2019, the Company achieved the first development milestone, triggering a $25.0 million payment.

With regard to this collaboration with Janssen, the Company concluded as follows:

●	There was one single performance obligation under IFRS 15, that being the transfer of a license combined with performance of research and development activities. The Company concluded that the license is not distinct in the context of the contract.
●	The Company concluded that the share premium that Janssen paid above the closing price on the day of entering into the investment agreement (being December 2, 2018) was paid because of the existing obligations to deliver development services under the terms of the collaboration agreement, and was therefore considered to be part of the overall consideration received.
●	The transaction price of these two agreements composed of a fixed part, that being an upfront license fee, and a variable part, being milestone payments and cost reimbursements of research and development activities delivered.
●	The transaction price was allocated to the single performance obligation and revenue was previously recognized over the estimated service period based on a pattern that reflects the transfer of the license and progress to complete satisfaction of the research and development activities.

Following the receipt of the termination notification and as of June 30, 2021, the Company concluded that it has substantially satisfied the performance obligation, and as a consequence, recorded $315.1 million of revenue for the six months ended June 30, 2021.